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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 20, 2002.


                               Paxar Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


                0-5610                        13-5670050
       (Commission File Number)        (IRS Employer Identification No.)


         105 Corporate Park Drive, White Plains, New York        10604
           (Address of Principal Executive Offices)            (Zip Code)


                                 (914) 697-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)






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Item 4. Changes in Registrant's Certifying Accountant.

     (b) On April 15, 2002, the Registrant engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Registrant's independent public accountants for fiscal year 2002. During the years ended December 31, 2001 and 2000, and through the date of engagement, the Registrant did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PAXAR CORPORATION
                                     (Registrant)



Date: April 16, 2002                 By:  /s/ Jack R. Plaxe
                                          --------------------------------------
                                              Jack R. Plaxe
                                              Senior Vice President and
                                              Chief Financial Officer




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